Supplement to the
Fidelity Advisor Focus Funds®
Class A, Class M, Class C, Class I, and Class Z
September 29, 2025
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Advisor Series VII has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor® Health Care Fund and Health Care Portfolio pursuant to which Fidelity Advisor® Health Care Fund would be reorganized on a tax-free basis with and into Health Care Portfolio.
As a result of the proposed Reorganization, shareholders of Fidelity Advisor® Health Care Fund would receive corresponding shares of Health Care Portfolio.
The Agreement provides for the transfer of all of the assets of Fidelity Advisor® Health Care Fund in exchange for corresponding shares of Health Care Portfolio equal in value to the net assets of Fidelity Advisor® Health Care Fund and the assumption by Health Care Portfolio of all of the liabilities of Fidelity Advisor® Health Care Fund. After the exchange, Fidelity Advisor® Health Care Fund will distribute the Health Care Portfolio shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Health Care Fund. As a result, shareholders of Fidelity Advisor® Health Care Fund will become shareholders of Health Care Portfolio (these transactions are collectively referred to as the "Reorganization").
A Special Meeting (the "Meeting") of the Shareholders of Fidelity Advisor® Health Care Fund is expected to be held during the second quarter of 2026 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity Advisor® Health Care Fund in advance of the meeting.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about June 26, 2026. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
Effective after the close of business on the business day prior to the Reorganization, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's Reorganization takes place.
The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Health Care Portfolio please call 1-877-208-0098. The prospectus/proxy statement is expected to be available on or about March 16, 2026 and will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).
The following information replaces similar information for Fidelity Advisor® Financials Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Matthew Reed (Co-Portfolio Manager) has managed the fund since 2019.
It is expected that on or about April 30, 2026, Mr. Reed will transition off the fund and Mr. Benson will assume sole portfolio manager responsibilities.
Gerard Benson (Co-Portfolio Manager) has managed the fund since 2025.
The following information replaces the biographical information for Fidelity Advisor® Financials Fund found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Gerard Benson is Co-Portfolio Manager of Fidelity Advisor® Financials Fund, which he has managed since 2025. He also manages other funds. Since joining Fidelity Investments in 2012, Mr. Benson has worked as a research analyst and portfolio manager.
Matthew Reed is Co-Portfolio Manager of Fidelity Advisor® Financials Fund, which he has managed since 2019. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Reed has worked as a research analyst and portfolio manager.
It is expected that on or about April 30, 2026, Mr. Reed will transition off Fidelity Advisor® Financials Fund and Mr. Benson will assume sole portfolio manager responsibilities.
Maurice FitzMaurice no longer serves as Co-Portfolio Manager of Fidelity Advisor® Energy Fund.
The following information replaces similar information for Fidelity Advisor® Energy Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Kristen Dougherty (Portfolio Manager) has managed the fund since 2024.
The following information replaces the biographical information for Fidelity Advisor® Energy Fund found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Kristen Dougherty is Portfolio Manager of Fidelity Advisor® Energy Fund, which she has managed since 2024. She also manages other funds. Since joining Fidelity Investments in 2012, Ms. Dougherty has worked as a research analyst and portfolio manager.
AFOC-PSTK-1225-229 1.480125.229	December 1, 2025